UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

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GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop	Kalispell,	Montana	59901
(Address of principal executive offices)			(Zip Code)

(406)	756-4200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBCI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 OTHER EVENTS

On October 1, 2021, Glacier Bancorp, Inc. (“Glacier”), and Altabancorp issued a joint press release announcing the completion of Glacier’s acquisition of Altabancorp and its wholly owned subsidiary Altabank, effective October 1, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Description
99.1 Press Release dated October 1, 2021
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 7, 2021	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and Chief Executive Officer